SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

February 6, 2003

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-7562 (Commission File Number)	94-1697231 (IRS Employer Identification No.)

Two Folsom Street San Francisco, California (Address of principal executive offices)	94105 (Zip Code)

(650) 952-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

On February 6, 2003, The Gap, Inc. (the “Company”) issued a press release announcing the Company’s January 2003 sales. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

99.1	Press Release dated February 6, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date: February 6, 2003	By:	/s/ BYRON H. POLLITT, JR.
Byron H. Pollitt, Jr.
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 6, 2003

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